                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                            J. CREW INTERMEDIATE LLC

                                OFFER TO EXCHANGE

            16.0% SENIOR DISCOUNT CONTINGENT PRINCIPAL NOTES DUE 2008
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                 FOR ANY AND ALL
      OUTSTANDING 16.0% SENIOR DISCOUNT CONTINGENT PRINCIPAL NOTES DUE 2008

               Pursuant to the Prospectus, dated          , 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        , 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                          ,
2003 UNLESS PREVIOUSLY ACCEPTED

       DELIVERY TO: U.S. BANK NATIONAL ASSOCIATION (THE "EXCHANGE AGENT").

            BY REGISTERED, CERTIFIED, OR OVERNIGHT MAIL, OR BY HAND:
                       U.S. Bank Corporate Trust Services
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                         Attention: Specialized Finance
                            Telephone: (800) 934-6802
                            Facsimile: (651) 244-1537

THE ACCOMPANYING INSTRUCTIONS SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus, dated             ,
2003 (the "PROSPECTUS"), of J. Crew Intermediate LLC, a Delaware limited liability company (the "ISSUER"), and this Letter of Transmittal (this "LETTER"), which together constitute the offer (the "EXCHANGE OFFER") to exchange an aggregate principal amount of up to $193,346,138 of the Issuer's 16% Senior Discount Contingent Principal Notes due 2008 which have been registered under the Securities Act of 1933, as amended (the "EXCHANGE NOTES") for an equal principal amount of the Issuer's outstanding 16% Senior Discount Contingent Principal notes due 2008 (the "INITIAL NOTES").

     For each Initial Note accepted for exchange, the holder of such Initial Note will receive an Exchange Note having a principal amount at maturity equal to that of the surrendered Initial Note. The Exchange Notes will accrue interest at 16% per annum from (i) the last interest payment date on which interest was paid on the Initial Notes surrendered in exchange therefor, (ii) if the Initial Notes are surrendered for exchange on a date subsequent to the record date for an interest payment date to occur on or after date of such exchange and as to which interest will be paid, the date of such interest payment, or (iii) if no interest has been paid on the Initial Notes, from May 6, 2003. In addition, any contingent principal will accrete or accrue, as applicable, at a rate of 16.0% per annum (computed on a semi-annual bond equivalent basis) calculated from the date of issuance of the contingent principal. Cash interest will not accrue on the Exchange Notes prior to November 15, 2005. Beginning on November 15, 2005, cash interest on the Exchange Notes (including any contingent principal and accreted or accrued interest thereon) will accrue and be payable at a rate of 16.0% per annum, semi-annually in arrears on each May 15 and November 15, commencing on May 15, 2006. Capitalized terms used herein but not defined herein have the meaning set forth in the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") dated as of May 6, 2003 between the Issuer and U.S. Bank National Association, acting as Trustee on behalf of the Holders.

     The Issuer will be liable to pay Additional Interest to each Holder of Transfer Restricted Securities (as defined in the Registration Rights Agreement), during the period of one or more Registration Defaults (as defined below) in an amount equal to (i) $0.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for the first 90 day period following such Registration Default, (ii) $0.10 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for the next 90 day period following such Registration Default, (iii) $0.15 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for the next 90 day period following such Registration Default, and (iv) $0.25 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder, thereafter. Additional Interest shall accrue from the date on which any Registration Default occurs. Following the cure of all Registration Defaults, the accrual of Additional Interest shall cease. Each of the following is a "REGISTRATION DEFAULT":

          - the Registration Statement is not filed with the SEC on or prior to 120 days following the date that the Initial Notes were issued;

          - the Shelf Registration Statement, if any, is not filed with the SEC on or prior to 120 days after the Issuer has been required or requested to file a Shelf Registration Statement pursuant to Rule 415 under the Securities Act of 1933;

          - the Registration Statement or the Shelf Registration Statement is not declared effective by the SEC on or prior to 180 days after the issuance of the Initial Notes, or after being required or requested to file a Shelf Registration Statement, as the case may be;

          - the Exchange Offer has not been Consummated on or prior to 210 days after the issuance of the Initial Notes; or

          - the Registration Statement is declared effective within 180 days after the issuance of the Initial Notes but thereafter ceases to be effective prior to expiration of the applicable time periods if so required, or ceases to be useable in connection with the resales of the Initial Notes prior to expiration of the applicable time periods if so required.

     The Issuer reserves its rights to delay acceptance of any Initial Notes, extend the Exchange Offer or terminate the Exchange Offer and not permit acceptance of Initial Notes not previously accepted if any of the conditions set forth in "The Exchange Offer -- Conditions" section of the Prospectus shall have occurred and shall not have been waived by the Issuer, by giving written notice of such delay, extension or termination to the Exchange Agent and to amend the terms of the Exchange Offer in any manner they deem to be advantageous to the holders of the Initial Notes.

     Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by written notice thereof to the Exchange Agent. If the Exchange Offer is amended in a manner determined by the Issuer to constitute a material change, the Issuer will promptly disclose such amendment in a manner reasonably calculated to inform the holders of the Initial Notes of such amendment.

     This Letter is to be completed by a holder of Initial Notes either if Initial Notes are to be forwarded herewith or if a tender of Initial Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedure set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Initial Notes into the Exchange Agent's account at DTC (a "BOOK-ENTRY CONFIRMATION") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 of this Letter. Delivery of documents to DTC does not constitute delivery to the Exchange Agent

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

         DESCRIPTION OF INITIAL NOTES                 1                        2                  3
     -------------------------------------   --------------------   ---------------------   -----------------
                                                                          AGGREGATE
     NAME(S) AND ADDRESS(ES) OF REGISTERED                                PRINCIPAL            PRINCIPAL
                  HOLDER(S)                      CERTIFICATE          AMOUNT OF INITIAL         AMOUNT
          (PLEASE FILL IN, IF BLANK)              NUMBER(S)*               NOTE(S)             TENDERED**
     -------------------------------------   --------------------   ---------------------   -----------------






                                                    TOTAL

* Need not be completed if Initial Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Initial Notes represented by the Initial Notes indicated in column 2. See Instruction 2. Initial Notes tendered hereby must be in denominations of principal amount of $1 and any integral multiple thereof. See Instruction 1.

/ / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   ------------------------------------------

     Account Number                  Transaction Code Number
                    ---------------                           ---------------

/ / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                     ----------------------------------------

     Window Ticket Number (if any)
                                   ------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                        ---------------------

     Name of Institution which guaranteed delivery
                                                   --------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number            Transaction Code Number
                    --------                           ----------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
           ------------------------------------------------------------------

     Address:
             ----------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Initial Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Issuer. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Initial Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange Notes, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Initial Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Issuer.

     The undersigned also acknowledges that this Exchange Offer is being made based upon the Issuer's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "COMMISSION") as set forth in no-action letters issued to third parties, including EXXON CAPITAL HOLDINGS CORPORATION, SEC No-Action Letter (available April 13, 1989), MORGAN STANLEY & CO. INCORPORATED, SEC No-Action Letter (available June 5, 1991) and SHEARMAN & STERLING, SEC No-Action Letter (available July 2, 1993), that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Initial Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Initial Notes".

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

         SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 3 AND 4)                                           (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------       ---------------------------------------------------------
    To be completed ONLY if certificates for Initial Notes          To be completed ONLY if certificates for Initial Notes
not exchanged and/or Exchange Notes are to be issued in          not exchanged and/or Exchange Notes are to be sent to
the name of and sent to someone other than the                   someone other than the person(s) whose signature(s)
person(s) whose signature(s) appear(s) on this Letter            appear(s) on this Letter above or to such person(s) at an
above, or if Initial Notes delivered by book-entry               address other than shown in the box entitled "Description
transfer which are not accepted for exchange are to be           of Initial Notes" on this Letter above.
returned by credit to an account maintained at DTC
other than the account indicated above.

Issue Exchange Notes and/or Initial Notes to:                    Mail Exchange Notes and/or Initial Notes to:

Name(s):                                                         Name(s):
        -----------------------------------------                         ------------------------------------------
               (PLEASE TYPE OR PRINT)                                               (PLEASE TYPE OR PRINT)

-------------------------------------------------                ---------------------------------------------------
               (PLEASE TYPE OR PRINT)                                               (PLEASE TYPE OR PRINT)

Address:                                                         Address:
        -----------------------------------------                         ------------------------------------------

-------------------------------------------------                ---------------------------------------------------
                (INCLUDING ZIP CODE)                                                 (INCLUDING ZIP CODE)

         (Complete accompanying Form W-9)

/ / Credit unexchanged Initial Notes delivered by book-entry transfer to DTC account set forth below.

-------------------------------------------------
       (DTC ACCOUNT NUMBER, IF APPLICABLE)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR INITIAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                        (COMPLETE ACCOMPANYING FORM W-9)

Dated:
      ------------------------------------

     X
        ---------------------------------------------------------------------

     X
        ---------------------------------------------------------------------
                             (SIGNATURE(S) OF OWNER)

       Area Code and Telephone Number:
                                      ---------------------------------------

     If a holder is tendering any Initial Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

       Name(s):
               --------------------------------------------------------------

       ----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

       Capacity:
                -------------------------------------------------------------

       Address:
               --------------------------------------------------------------

       ----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

       Signature(s) Guaranteed by
       an Eligible Institution:
                               ----------------------------------------------
                                        (AUTHORIZED SIGNATURE)


       ----------------------------------------------------------------------
                                              (TITLE)


       ----------------------------------------------------------------------
                                          (NAME AND FIRM)

Dated:
      --------------------------------

                                  INSTRUCTIONS

                            J. CREW INTERMEDIATE LLC
        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
            16.0% SENIOR DISCOUNT CONTINGENT PRINCIPAL NOTES DUE 2008
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                 FOR ANY AND ALL
      OUTSTANDING 16.0% SENIOR DISCOUNT CONTINGENT PRINCIPAL NOTES DUE 2008

1.   DELIVERY OF THIS LETTER AND INITIAL NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Initial Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry, Delivery and Form" section of the Prospectus. Certificates for all physically tendered Initial Notes, or a confirmation of book entry transfer from DTC ("BOOK-ENTRY CONFIRMATION"), as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount at maturity of $1 and any integral multiple thereof.

     Holders of Initial Notes whose certificates for Initial Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Initial Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Initial Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Initial Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Initial Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF INITIAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Initial Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Initial Notes to be tendered in the box above entitled "Description of Initial Notes -- Principal Amount Tendered". A reissued certificate representing the balance of nontendered Initial Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE INITIAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Initial Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of its authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR INITIAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR" INSTITUTION WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE INITIAL NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF INITIAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH INITIAL NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Initial Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Initial Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Initial Notes tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at DTC as such holder of Initial Notes may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   TRANSFER TAXES.

     The Issuer will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it, or to its order, pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Initial Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Issuer, or to its order, pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE INITIAL NOTES SPECIFIED IN THIS LETTER.

6.   FORM W-9.

     Each consenting U.S. Holder and tendering U.S. Holder (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the U.S. Holder's Social Security or federal employer identification number, and with certain other information, on Form W-9, which is provided under "Important Tax Information" below, and to certify that the U.S. Holder (or other payee) is not subject to backup withholding. Failure to provide the information on Form W-9 may subject the tendering U.S. Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment. The box in Part 3 of the Form W-9 may be checked if the tendering U.S. Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will backup withhold a portion of such payments, if any, until a TIN is provided to the Exchange Agent.

7.   WAIVER OF CONDITIONS.

     The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

     Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

     Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a U.S. Holder whose tendered Initial Notes are accepted for payment is required to provide the Exchange Agent with such U.S. Holder's current TIN on Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such U.S. Holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the U.S. Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such U.S. Holder or other payee with respect to Exchange Notes purchased pursuant to the exchange offer may be subject to backup withholding of a portion of any payment.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 BEN (or other appropriate Form W-8) signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 BEN (or other appropriate Form W-8) can be obtained from the Exchange Agent. See the instructions accompanying the enclosed Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to backup withhold a portion of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF FORM W-9

     To prevent backup withholding on any payment made to a U.S. Holder or other payee with respect to Existing Debentures purchased pursuant to the exchange offer, the U.S. Holder is required to notify the Exchange Agent of the U.S. Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such U.S. Holder is awaiting a TIN), and that (a) the U.S. Holder has not been notified by the Internal Revenue Service that the U.S. Holder is subject to backup withholding as a result of failure to report all interest or dividends or
(b) the Internal Revenue Service has notified the U.S. Holder that the U.S. Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

          The U.S. Holder is required to give the Exchange Agent the TIN (e.g., Social Security number or Employer Identification Number) of the registered owner of the Existing Debentures. If the Existing Debentures are registered in more than one name or are not registered in the name of the actual owner, consult the instructions accompanying the enclosed Form W-9 for additional guidance on which number to report.

    W-9
                              REQUEST FOR TAXPAYER            GIVE FORM TO THE
Form                         IDENTIFICATION NUMBER            REQUESTER. DO NOT
(Rev. January 2003)            AND CERTIFICATION              SEND TO THE IRS.
Department of the
Treasury Internal
Revenue Service
--------------------------------------------------------------------------------
                                  PRINT OR TYPE
                       SEE SPECIFIC INSTRUCTIONS ON PAGE 2
         -----------------------------------------------------------------------
         Name

         -----------------------------------------------------------------------
         Business name, if different from above

         -----------------------------------------------------------------------

                                Individual/                                                             Exempt from backup
         Check appropriate box: / / Sole proprietor / / Corporation   / / Partnership  / /  Other       / / withholding
         ->
           ..............

         -----------------------------------------------------------------------
         Address (number, street,                    Requester's name and
         and apt. or suite no.)                      address (optional)

         -----------------------------------------
         City, state, and ZIP code

         -----------------------------------------------------------------------
         List account number(s) here (optional)

         -----------------------------------------------------------------------
PART I     TAXPAYER IDENTIFICATION NUMBER (TIN)
         -----------------------------------------------------------------------

Enter your TIN in the appropriate box. For individuals, this is your social                    SOCIAL SECURITY NUMBER
security number (SSN). HOWEVER, FOR A RESIDENT ALIEN, SOLE PROPRIETOR, OR
DISREGARDED ENTITY, SEE THE PART I INSTRUCTIONS ON PAGE 3. For other entities,                 -- --- --- -- --- -- --- -- ---
it is your employer identification number (EIN). If you do not have a number,                               OR
see HOW TO GET A TIN on page 3.
NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE THE CHART ON PAGE 4 FOR                     EMPLOYER IDENTIFICATION
GUIDELINES ON WHOSE NUMBER TO ENTER.

         -----------------------------------------------------------------------               -- --- --- -- --- -- --- -- ---

PART II  CERTIFICATION
         -----------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

2.   I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)
--------------------------------------------------------------------------------
SIGN         SIGNATURE OF
HERE         U.S. PERSON ->                       DATE ->
--------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

    W-9
                              REQUEST FOR TAXPAYER            GIVE FORM TO THE
Form                         IDENTIFICATION NUMBER            REQUESTER. DO NOT
(Rev. January 2003)            AND CERTIFICATION              SEND TO THE IRS.
Department of the
Treasury Internal
Revenue Service
--------------------------------------------------------------------------------
                                  PRINT OR TYPE
                       SEE SPECIFIC INSTRUCTIONS ON PAGE 2
         -----------------------------------------------------------------------
         Name

         -----------------------------------------------------------------------
         Business name, if different from above

         -----------------------------------------------------------------------

                                Individual/                                                             Exempt from backup
         Check appropriate box: / / Sole proprietor / / Corporation   / / Partnership  / /  Other       / / withholding
         ->
           ..............

         -----------------------------------------------------------------------
         Address (number, street,                    Requester's name and
         and apt. or suite no.)                      address (optional)

         -----------------------------------------
         City, state, and ZIP code

         -----------------------------------------------------------------------
         List account number(s) here (optional)

         -----------------------------------------------------------------------
PART I     TAXPAYER IDENTIFICATION NUMBER (TIN)
         -----------------------------------------------------------------------

Enter your TIN in the appropriate box. For individuals, this is your social                    SOCIAL SECURITY NUMBER
security number (SSN). HOWEVER, FOR A RESIDENT ALIEN, SOLE PROPRIETOR, OR
DISREGARDED ENTITY, SEE THE PART I INSTRUCTIONS ON PAGE 3. For other entities,                 -- --- --- -- --- -- --- -- ---
it is your employer identification number (EIN). If you do not have a number,                               OR
see HOW TO GET A TIN on page 3.
NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE THE CHART ON PAGE 4 FOR                     EMPLOYER IDENTIFICATION
GUIDELINES ON WHOSE NUMBER TO ENTER.

         -----------------------------------------------------------------------               -- --- --- -- --- -- --- -- ---

PART II  CERTIFICATION
         -----------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

2.   I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)
--------------------------------------------------------------------------------
SIGN         SIGNATURE OF
HERE         U.S. PERSON ->                       DATE ->
--------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

  1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

  2. Certify that you are not subject to backup withholding, or

  3. Claim exemption from backup withholding if you are a U.S. exempt payee.

  NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN FORM W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM IF IT IS SUBSTANTIALLY SIMILAR TO THIS FORM W-9.

FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

  If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

  1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

  2. The treaty article addressing the income.

  3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

  4. The type and amount of income that qualifies for the exemption from tax.

  5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

  If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% AFTER December 31, 2003; 28% AFTER December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

  You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

  1. You do not furnish your TIN to the requester, or

  2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

  3. The IRS tells the requester that you furnished an incorrect TIN, or

  4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

  Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: YOU ARE REQUESTED TO CHECK THE APPROPRIATE BOX FOR YOUR STATUS (INDIVIDUAL/SOLE PROPRIETOR, CORPORATION, ETC. ).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

  Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, YOU SHOULD STILL COMPLETE THIS FORM TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

  1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

  2. The United States or any of its agencies or instrumentalities;

  3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

  4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

  5. An international organization or any of its agencies or instrumentalities.

  Other payees that MAY BE EXEMPT from backup withholding include:

  6. A corporation;

  7. A foreign central bank of issue;

  8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

  9. A futures commission merchant registered with the Commodity Futures Trading Commission;

  10. A real estate investment trust;

  11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

  12. A common trust fund operated by a bank under section 584(a);

  13. A financial institution;

  14. A middleman known in the investment community as a nominee or custodian;
or

  15. A trust exempt from tax under section 664 or described in section 4947.

  The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF THE PAYMENT IS FOR . . .      THEN THE PAYMENT IS EXEMPT FOR . . .
-------------------------------  ------------------------------------
Interest and dividend payments   All exempt recipients except
                                 for 9

Broker transactions              Exempt recipients 1 through 13.
                                 Also, a person registered under the
                                 Investment Advisers Act of 1940
                                 who regularly acts as a broker

Barter exchange transactions     Exempt recipients 1 through 5
and patronage dividends

Payments over $600 required      Generally, exempt recipients
to be reported and direct        1 through 7(2)
sales over $5,000(1)

(1) See FORM 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are NOT EXEMPT from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.


PART I. TAXPAYER IDENTIFICATION
NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: SEE THE CHART ON PAGE 4 FOR FURTHER CLARIFICATION OF NAME AND TIN COMBINATIONS.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

  If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: WRITING "APPLIED FOR" MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE SOON.

CAUTION: A DISREGARDED DOMESTIC ENTITY THAT HAS A FOREIGN OWNER MUST USE THE APPROPRIATE FORM W-8.

PART II. CERTIFICATION
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

  For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 2.

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

  1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

  5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

FOR THIS TYPE OF ACCOUNT:        GIVE NAME AND SSN OF:
-----------------------------    ---------------------------------
 1.  Individual                  The individual

 2.  Two or more individuals     The actual owner of the account or, if combined
     (joint account)             funds, the first individual on the account(1)

 3.  Custodian account of a      The minor(2)
     minor (Uniform Gift to
     Minors Act)

 4.  a. The usual revocable      The grantor-trustee(1)
        savings trust (grantor
        is also trustee)
     b. So-called trust          The actual owner(1)
        account that is not
        a legal or valid trust
        under state law

 5.  Sole proprietorship or      The owner(3)
     single-owner LLC

FOR THIS TYPE OF ACCOUNT:        GIVE NAME AND EIN OF:
-----------------------------    ---------------------------------
 6.  Sole proprietorship or      The owner(3)
     single-owner LLC

 7.  A valid trust, estate, or   Legal entity(4)
     pension trust

 8.  Corporate or LLC electing   The corporation
     corporate status on Form
     8832

 9.  Association, club,          The organization
     religious, charitable,
     educational, or other
     tax-exempt organization

 10. Partnership or              The partnership
     multi-member LLC

 11. A broker or registered      The broker or nominee
     nominee

 12. Account with the            The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a state
     or local government,
     school district, or
     prison) that receives
     agricultural program
     payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

YOU MUST PROVIDE YOUR TIN WHETHER OR NOT YOU ARE REQUIRED TO FILE A TAX RETURN. PAYERS MUST GENERALLY WITHHOLD 30% OF TAXABLE INTEREST, DIVIDEND, AND CERTAIN OTHER PAYMENTS TO A PAYEE WHO DOES NOT GIVE A TIN TO A PAYER. CERTAIN PENALTIES MAY ALSO APPLY.